UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 10, 2010

National Fuel Gas Company
__________________________________________
(Exact name of registrant as specified in its charter)

New Jersey	1-3880	13-1086010
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6363 Main Street, Williamsville, New York		14221
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	716-857-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 10, 2010, the Board of Directors of National Fuel Gas Company (the "Company") elected Ronald J. Tanski President and Chief Operating Officer of the Company, and David P. Bauer Treasurer and Principal Financial Officer of the Company. The appointments are effective July 1, 2010. David F. Smith will resign the position of President of the Company effective July 1, 2010; he will remain Chairman of the Board and Chief Executive Officer of the Company. Mr. Tanski will resign the positions of Treasurer and Principal Financial Officer of the Company and President of National Fuel Gas Supply Corporation ("Supply Corporation") effective July 1, 2010.

Mr. Tanski, age 57, has served as Treasurer and Principal Financial Officer of the Company since April 2004 and as President of Supply Corporation since July 2008. Mr. Tanski previously served as President of National Fuel Gas Distribution Corporation ("Distribution Corporation") from February 2006 through June 2008; Treasurer of Distribution Corporation from April 2004 through September 2008; and Senior Vice President of Distribution Corporation from July 2001 through January 2006.

Mr. Bauer, age 41, has served as Treasurer of Supply Corporation and Treasurer of Empire Pipeline, Inc. ("Empire Pipeline") since June 2007. He has served as Assistant Treasurer of Distribution Corporation since April 2004.

Supply Corporation, Empire Pipeline and Distribution Corporation are wholly-owned subsidiaries of the Company. Messrs. Tanski and Bauer, like all of the Company’s officers, serve at the pleasure of the Board of Directors and are not employed pursuant to employment agreements.

Item 7.01 Regulation FD Disclosure.

On June 10, 2010, the Board of Directors of the Company elected Matthew D. Cabell Senior Vice President of the Company, effective July 1, 2010. Mr. Cabell will also remain President of Seneca Resources Corporation ("Seneca"), the Company’s exploration and production subsidiary. Mr. Cabell, age 52, has served as President of Seneca since December 2006. Prior to joining Seneca, he served as Executive Vice President and General Manager of Marubeni Oil & Gas (USA) Inc., an exploration and production company, from June 2003 to December 2006.

Also on June 10, 2010, John R. Pustulka was named President of Supply Corporation, effective July 1, 2010. Mr. Pustulka, age 57, has served as Senior Vice President of Supply Corporation since July 2001.

On June 10, 2010, the Company issued a press release regarding its management changes. A copy of the press release is furnished as part of this Current Report as Exhibit 99.

Neither the furnishing of the press release as an exhibit to this Current Report nor the inclusion in such press release of any reference to the Company’s internet address shall, under any circumstances, be deemed to incorporate the information available at such internet address into this Current Report. The information available at the Company’s internet address is not part of this Current Report or any other report filed or furnished by the Company with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99 Furnished press release dated June 10, 2010

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Fuel Gas Company

June 16, 2010	By:	/s/ James R. Peterson

Name: James R. Peterson
Title: Assistant Secretary

Top of the Form

Exhibit Index

Exhibit No.	Description

99	Furnished press release dated June 10, 2010